SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[   ] Preliminary Proxy Statement         [ X ] Definitive Proxy Statement
[   ] Confidential, for Use of the        [   ] Definitive Additional Materials
      Commission Only (as permitted       [   ] Soliciting Material Pursuant
      by Rule 14a-6(e)(2))                      to Rule 14a-11(c) or Rule 14a-12

                              CENTURY CASINOS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     ---------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration No.:

          ----------------------------------------------------------------------
     3)   Filing party:

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     4)   Date filed:

          ----------------------------------------------------------------------

                              CENTURY CASINOS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Century Casinos, Inc. (the "Company"), a Delaware corporation, will be convened on Monday, May 17, 2004, at the Marriott Hotel, Prague 1, Czech Republic at 18:00 hrs Central European Time (10:00 a.m. Mountain Time, 12:00 p.m. Eastern Time), for the following purposes:

1.   To elect two Class I directors to the Board of Directors;
     and

2. To transact such other business as may properly come before the meeting in accordance with the Company's bylaws or any adjournment thereof.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON OR BY CALLING 888-222-0389 (U.S. TOLL FREE), + 1 706-679-8462 (INTERNATIONAL CALL IN), 0 800 281 475 (AUSTRIAN TOLL FREE), OR 0 800 181 5287 (GERMAN TOLL FREE). STOCKHOLDERS WHO CANNOT ATTEND IN PERSON SHOULD VOTE BY USING THE ENCLOSED PROXY.

     PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.

                                        By order of the Board of Directors

                                                     /s/ Erwin Haitzmann

                                                     Erwin Haitzmann
                                                     Chairman of the Board

Cripple Creek, CO
April 1, 2004

                              CENTURY CASINOS, INC.
                             157 East Warren Avenue
                             Cripple Creek, CO 80813

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                           To Be Held on May 17, 2004

                                   IN GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on May 17, 2004 at the Marriott Hotel, Prague 1, Czech Republic at 18:00 Central European Time (10:00 a.m. Mountain Time and 12:00 p.m. Eastern Time) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material was mailed on or about April 16, 2004 to stockholders of the Company.

     All properly executed proxies received at or prior to the Meeting will be voted at the Meeting. If a stockholder directs how a proxy is to be voted with respect to the business coming before the meeting, the proxy will be voted in accordance with the stockholder's directions. If a stockholder does not direct how a proxy is to be voted, it will be voted in favor of the election of the nominees to the Board of Directors named in this proxy statement. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals that have been brought forward in accordance with the Company's bylaws to be considered at the Meeting.

     The matters to be brought before the Meeting are the election of two Class I directors of the Board of Directors, and the transaction of such other business as may properly come before the meeting in accordance with the Company's bylaws or any adjournment thereof.

     Expenses in connection with the solicitation of proxies in regard to the proposals brought forward by the Company and included in this proxy statement will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone, by email, or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

VOTING SECURITIES

     Only stockholders of record at the close of business on March 19, 2004, will be entitled to vote at the Meeting. On that date, there were issued and outstanding 13,681,900 shares of the Company's $.01 par value common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

     A majority of the number of the outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Of the votes cast at the Meeting, a vote of the holders of a majority of the common stock present, either in person or by proxy, is required to elect each director nominee.

     In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for certain nominees for director. Abstentions are counted for purposes of determining a quorum to conduct business, but are ignored in vote tabulation, thereby having the same effect as a vote against any proposal. The inspectors of election will treat any shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and for which they have received no instructions from the beneficial owners or persons entitled to vote ("broker non-votes") as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matters as to which the broker has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not entitled to vote with respect to that matter (even though those shares may be entitled to vote on other matters).

     All shares of Common Stock will vote as a single class. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

STOCKHOLDER PROPOSALS

     If you wish to present a proposal for inclusion in the proxy statement and form of proxy for consideration at our 2005 Annual Meeting of Stockholders, you must submit your proposals to the attention of our Secretary at our principal executive office no later than December 17, 2004. In order for a stockholder proposal to be properly considered at the 2005 Annual Meeting, our Secretary must have received notice of the proposal not less than 120 days nor more than 180 days prior to the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 19, 2004, concerning common stock ownership by beneficial owners of five percent or more of the Company's common stock and the officers and directors of the Company. All of the named persons below, other than Thomas Graf and Lloyd I. Miller, III, are or were officers or directors of the Company in 2003.


     ---------------------------------------------- ------------------------------ ------------------------
         NAME AND ADDRESS OF BENEFICIAL OWNER                  SHARES                 PERCENT OF CLASS
                                                         BENEFICIALLY OWNED
     ============================================== ============================== ========================
     Erwin Haitzmann                                        1,960,000 (a)                   13.1%
     c/o Century Casinos, Inc.
     157 East Warren Ave.
     Cripple Creek, CO  80813

     ---------------------------------------------- ------------------------------ ------------------------
     Peter Hoetzinger                                       1,168,078 (b)                    8.1%
     c/o Century Casinos, Inc.
     157 East Warren Ave.
     Cripple Creek, CO  80813

     ---------------------------------------------- ------------------------------ ------------------------
     James Forbes                                                 506,900                    3.7%
     34 Buffalo Thorn Rd.
     Fourways, Johannesburg
     South Africa 2055

     ---------------------------------------------- ------------------------------ ------------------------
     Robert S. Eichberg                                        60,000 (c)                     (f)
     1801 California St. Ste. 4650
     Denver, CO  80202

     ---------------------------------------------- ------------------------------ ------------------------
     Gottfried Schellmann                                      99,000 (c)                     (f)
     Bahnhofplatz 1A
     2340 Moedling,
     Austria/Europe

     ---------------------------------------------- ------------------------------ ------------------------
     Dinah Corbaci                                             30,000 (d)                     (f)
     Schlossgasse 1
     A-1050 Wien
     Austria/ Europe

     ---------------------------------------------- ------------------------------ ------------------------
     Larry Hannappel                                           47,500 (e)                     (f)
     c/o Century Casinos, Inc.
     157 East Warren Ave.
     Cripple Creek, CO  80813

     ---------------------------------------------- ------------------------------ ------------------------
     All Officers and Directors as a Group (seven               3,871,478                   24.4%
     persons)
     ---------------------------------------------- ------------------------------ ------------------------

                                       3

     ---------------------------------------------- ------------------------------ ------------------------
         NAME AND ADDRESS OF BENEFICIAL OWNER                  SHARES                 PERCENT OF CLASS
                                                         BENEFICIALLY OWNED
     ============================================== ============================== ========================

     Thomas Graf                                            2,494,300 [g]                   18.2%
     Liechtensteinstrasse 54
     A-2344 Maria Enzersdorf
     Austria/Europe

     ---------------------------------------------- ------------------------------ ------------------------
     Lloyd I. Miller, III                                   2,553,173 [h]                   18.7%
     4550 Gordon Drive
     Naples, FL 34102

     ---------------------------------------------- ------------------------------ ------------------------
     PNC Financial Services Group                           1,229,389 [i]                    9.0%
     249 Fifth Avenue
     Pittsburgh, PA 15265

     ---------------------------------------------- ------------------------------ ------------------------

     (a)  Includes:   (i)   non-statutory   stock  options  for  950,000  shares
          exercisable at $1.50 per share, and 350,000 shares exercisable at $0.75 per share; (ii) 550,000 shares owned and held by The Haitzmann Family Foundation.

          During 2003, Mr. Haitzmann transferred 300,000 non-statutory stock options exercisable at $0.75 per share to The Haitzmann Family Foundation.

          In March 2004, the Company granted non-statutory stock options to purchase 628,105 shares of common stock exercisable at $2.93 per share to Mr. Haitzmann, who subsequently transferred the options to The Haitzmann Family Foundation. These shares are not included in the number of shares beneficially owned as these options are not exercisable within 60 days of March 19, 2004.

     (b) Includes: (i) non-statutory stock options for 543,000 shares exercisable at $1.50 per share and 250,000 shares exercisable at $0.75 per share; (ii) 100,000 shares held by Mr. Hoetzinger's spouse; and
          (iii)  143,728  shares  owned  and  held  by  The  Hoetzinger   Family
          Foundation.

          During 2003, Mr. Hoetzinger transferred 200,000 non-statutory stock options exercisable at $0.75 per share to The Hoetzinger Family Foundation.

          In March 2004, the Company granted non-statutory stock options to purchase 628,105 shares of common stock exercisable at $2.93 per share to Mr. Hoetzinger, who subsequently transferred the options to The Hoetzinger Family Foundation. These shares are not included in the number of shares beneficially owned as these options are not exercisable within 60 days of March 19, 2004.

     (c) Includes: (i) stock options for 20,000 shares exercisable at $1.00 per share; and (ii) stock options for 10,000 shares exercisable at $2.12 per share.

     (d) Includes: (i) stock options for 10,000 shares exercisable at $2.12 per share.

     e) Includes: (i) incentive stock options for 10,000 shares exercisable at $0.75 per share; (ii) incentive stock options for 22,500 shares exercisable at $1.50 per share; and (iii) incentive stock options for 5,000 shares exercisable at $2.25 per share.

          In March 2004, the Company granted incentive stock options to purchase 27,500 shares of common stock exercisable at $2.93 per share to Mr. Hannappel. These shares are not included in the number of shares beneficially owned as these options are not exercisable within 60 days of March 19, 2004.

     (f)  Less than 1%.

     (g)  Based on the Company's records.

     (h) As reported on Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004. Includes 1,229,389 shares held in trust at PNC Financial Services Group of which PNC Financial Services Group is also listed as beneficial owner.

     (i) As reported on Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004. The total shares of Common Stock reported herein are held in Trust Accounts created by an Amended and Restated Trust Agreement dated September 20, 1983, in which Lloyd I. Miller, Jr. was Grantor and for which PNC Bank, National Association serves as Trustee.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     Information regarding the Board of Directors and executive officers of the Company, as of March 19, 2004 is as follows:

                                                             Officer or
Name                    Age   Positions Held                 Director Since
--------------------------------------------------------------------------------

Erwin Haitzmann          50   Chairman of the Board &        March 1994
                              Chief Executive Officer

Peter Hoetzinger         41   Vice Chairman of the Board     March 1994
                              & President

Robert S. Eichberg       57   Director                       January 1997

Gottfried Schellmann     50   Director                       January 1997

Dinah Corbaci            49   Director                       April 2000

Larry Hannappel          51   Chief Accounting Officer,      October 1999
                              Secretary & Treasurer

     Erwin Haitzmann holds a Doctorate and a Masters degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has 29 years of casino gaming experience ranging from dealer (commencing in 1975) through various casino management positions. Mr. Haitzmann has been employed full-time by the Company since May 1993.

     Peter Hoetzinger received a Masters degree from the University of Linz, Austria, in 1986. He thereafter was employed in several managerial positions in the gaming industry with Austrian casino companies. Mr. Hoetzinger has been employed full-time by the Company since May 1993.

     Robert S. Eichberg graduated from Bradley University in 1968 with a B.S. Degree in Accounting and is a Certified Public Accountant. He was employed by the public accounting firm of Deloitte & Touche, LLP from 1974 to 1994, ending his tenure there as Tax Partner. From 1994 to 1996 he served as Tax Partner for the public accounting firm Price Bednar LLP, before joining the public accounting firm of Causey, Demgen & Moore, Inc. in September 1996, where he has been employed since, as shareholder and President.

     Gottfried Schellmann graduated from University of Vienna with a law degree and is a certified tax advisor in Austria. After having worked for several firms, including KPMG Germany as tax and accounting manager, he formed Schellmann & Partner in 1993, where he has been employed since, which specializes in tax and accounting work for provinces and municipalities in Austria.

     He is a member of the International Bar Association. He is also one of the main co-authors, together with certain officers of the Austrian Ministry of Finance, of the Austrian corporate tax code.

     Dinah Corbaci holds a Doctorate degree in Law from the University of Salzburg, Austria (1981). She joined IBM Austria in 1984, where she is responsible as Account Manager for large government customers, with a special focus on e-business for large IBM mainframe hardware and e-government solutions.

     Larry Hannappel  graduated from National College,  Rapid City, South Dakota
(1976) with a B.S. Degree in Accounting. From 1976 to 1979, he was employed by the public accounting firm of Hamma & Nelson. From 1979 to 1994, he served in various financial management capacities in manufacturing and gaming. Mr. Hannappel has been employed full-time by the Company since May 1994. He became Chief Accounting Officer in October 1999, and was appointed as Secretary of the Company in March 2000 and Treasurer in June 2001.

     Effective May 1, 2003, James Forbes resigned as a member of the Company's Board of Directors and as an employee of the Company, but will continue as a member of the Board of Directors of Century Casinos Caledon Proprietary Limited, and will focus his attention on the project in Johannesburg, in the Gauteng province of South Africa, pursuant to the terms of a consulting agreement between Century Casinos Inc. and Respond Limited, a management company controlled by him. Mr. Forbes was employed full-time by the Company from February 1993 until his resignation.

     After the resignation of Mr. Forbes, the Company's Board of Directors discussed this issue and determined that the current, uneven number of directors, set at five, is the ideal number of directors at present. The Board also concluded that the level of expertise available to it through its members of the Board continues to be satisfactory for both its short and long term goals. The Board further discussed and agreed that because the majority of the Board members are outside, independent members, there is no need for adding another member to the Board.

     There are no family relationships between or among the Company's executive officers and directors.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors held one (1) meeting during 2003, and on several occasions executed unanimous written consents in lieu of meetings, in accordance with Delaware law. Each director attended at least 75% of the meetings of the Board of Directors, and of each committee on which he or she sits.

     The Company's policy regarding attendance by members of the Board of Directors at the Company's annual meeting of stockholders is to encourage directors to attend, either in person or by teleconference, subject to their availability during that time. In 2003, three (3) members of the board attended the annual meeting.

     The Company has an Audit Committee of the Board of Directors, which is comprised of Robert S. Eichberg (Chairman), Gottfried Schellmann and Dinah Corbaci. The Audit Committee selects and appoints the Company's independent auditors, reviews the performance of the independent auditors, and approves independent auditor's fees. The Audit Committee also reviews the independence of such accountants from the Company's management, the Company's annual and quarterly financial statements and the Company's system of internal controls. During 2003, the Audit Committee held four (4) meetings. On March 29, 2004, the Board of Directors adopted the "Amended and Restated Charter and Powers of Audit Committee," which is attached as Exhibit A to this Proxy Statement.

     The Board of Directors and the Audit Committee believe that the Audit Committee's current composition satisfies the applicable rules and pronouncements of the National Association of Securities Dealers, Inc. ("NASD") and the Securities and Exchange Commission that govern audit committee selection, experience, and composition, including the requirement that audit committee members all be "independent directors" as that term is defined by such rules.

     The Compensation Committee of the Board of Directors is comprised of Dinah Corbaci, Erwin Haitzmann and Peter Hoetzinger . The Compensation Committee recommends the total compensation to be paid to each of the Company's executive officers on an annual basis, and periodically sets compensation for the Company's non-employee directors. The members of the Committee who are employed by the Company do not participate in discussions relating to, or in formulating the Committee's recommendation of, their own compensation. The Compensation Committee presents its recommendations relating to management compensation to the full Board of Directors, who vote on whether to approve the Committee's recommendations. If all of the independent directors failed to approve the Committee's recommended compensation for any particular officer, the Committee would reformulate its recommendation, taking into account the objections of the independent directors to the initial compensation recommended for such officer. During 2003, the Compensation Committee held one (1) meeting.

     The Incentive Plan Committee of the Board of Directors is comprised of Erwin Haitzmann, Peter Hoetzinger, Gottfried Schellmann and Dinah Corbaci. The Incentive Plan Committee oversees and awards equity incentives to eligible employees of the Company pursuant to the Company's Employee Equity Incentive Plan, as amended and restated. The members of the Committee who are employed by the Company do not participate in discussions relating to, or in formulating the Committee's recommendation of, their own compensation. During 2003, the Incentive Plan Committee had one (1) meeting.

     The Company has no standing nominating committee. All of the directors participate in the consideration of director nominees, but the Company's nominations must be approved by a majority of the independent directors in order to be presented to the stockholders. The board does not have an express policy with regard to the consideration of any director candidates recommended by stockholders, because the Company's bylaws permit any stockholder to nominate director candidates, and the board believes it can adequately evaluate any such nominees on a case by case basis. The board will consider director candidates proposed in accordance with the procedures set forth under "Stockholder Communication" below, and will evaluate stockholder-recommended candidates under the same criteria as internally generated candidates. The general criteria the Board uses to select nominees are:

     o Such individual's reputation for integrity, honesty and adherence to high ethical standards;

     o    Demonstrated business acumen;

     o Experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company;

     o Willingness and ability to contribute positively to the decision making process of the Company;

     o Commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;

     o Interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors, and general public;

     o    Ability to act in the interest of all stakeholders;

     o Shall not have, or appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all Company's shareholders and to fulfill the responsibilities of a director;

     o    Understanding  the  complexity  of  diverse   international   business
          structures.

It is the Board of Directors' view, considering the size of the Company and the composition of the Board of directors, which is comprised of five directors, three of whom are independent, that the Board of Directors can select nominees to the Board meeting these criteria without a separate nominating committee.

     Pursuant to Section 406 of the Sarbanes - Oxley Act of 2002, the Company has adopted a Code of Ethics that applies to all directors, officers and employees, including the Company's Chief Executive Officer, President, and Principal Accounting Officer. The complete text of this Code of Ethics was filed as an exhibit to the Company's Annual Report on Form 10-K for the period ended December 31, 2003.

Stockholder Communication

     Stockholders or other interested parties may communicate with the Company's Board of Directors, any individual director, or members of any board committee. Stockholders should send any communications to investor@cnty.com, and identify the intended recipient or recipients. All communications addressed to the board of directors or any identified director or directors will be forwarded to the identified person or persons.

     In order to nominate candidates for election to the Company's board, nominations must be timely received from a stockholder of record at the Company's principal executive office, and must set forth the name, age, business address and residence address of each nominee, the nominees' principal occupations or employment, the number of shares of the Company's common stock owned by each nominee, and information required to be disclosed regarding each nominee by applicable laws. The nomination must also state the name and address of the stockholder making such nominations, and the number of shares of the Company's stock owned by such person. Further requirements regarding stockholder nominations are set forth in the Company's bylaws, which any stockholder desiring to make a nomination should carefully read.

EXECUTIVE COMPENSATION

     The table below sets forth executive compensation during 2003, 2002 and 2001 to the Chairman of the Board and Chief Executive Officer of the Company, Erwin Haitzmann, and to all other executive officers who received greater than $100,000 in compensation in 2003, 2002 or 2001.

Summary Compensation Table


                                                                               Awards                   Payouts
                                                                   -----------------------------    -------------------
                                    Salary     Bonus    Other       Restricted        Securities      LTIP     All
                                                       Annual      Stock Awards      Underlying     Payouts   Other
                                                       Compen                        Options/                 Compen
                                                       sation                           SARs                  sation
 Name & Principal                                        (d)                                                    (e)
    Position                Year     ($)       ($)       ($)            ($)             (#)           ($)       ($)
-----------------------------------------------------------------------------------------------------------------------
Erwin Haitzmann (a)         2003    180,737   262,390      6,930                                                     -
Chairman of the Board       2002    178,605   247,763      5,771                                                     -
And Chief Executive         2001    133,944   248,993      8,801                                                     -
Officer

Peter Hoetzinger (b)        2003    191,357   251,800      6,930                                                     -
Vice-Chairman               2002    183,432   243,002      5,771                                                     -
of the Board                2001    160,975   223,484      5,452                                                     -
And President

James D. Forbes (c)         2003    184,748         -          -                                                84,436
Director                    2002    166,589    20,000     26,000                                                     -
                            2001    150,000     2,685     39,000                                                 2,250

Larry Hannappel             2003     80,507    60,000          -                                                 1,200
Chief Accounting            2002     80,507    60,000          -                                                 1,200
Officer,                    2001     80,508    50,000          -                                                 1,374
Secretary & Treasurer


(a) Salary for 2003 includes $144,000 paid to Flyfish Casino Consulting AG for the benefit of Mr. Haitzmann's Family Foundation pursuant to a management agreement entered into on March 1, 2001 and amended October 11, 2001 and October 12, 2002. Mr. Haitzmann's bonus for 2003 was paid to Flyfish Casino Consulting AG for the benefit of Mr. Haitzmann's Family Foundation.

(b) Salary for 2003 includes $120,000 paid to Focus Casino Consulting AG for the benefit of Mr. Hoetzinger's Family Foundation, pursuant to a management agreement entered into on March 1, 2001 and amended October 11, 2001 and October 12, 2002. Mr. Hoetzinger's bonus for 2003 was paid to Focus Casino Consulting AG for the benefit of Mr. Hoetzinger's Family Foundation.

(c) Salary for 2003 includes $120,000 paid to Respond Limited, for the benefit of Mr. Forbes, pursuant to a management agreement with the Company dated January

     1,  2002  and  the  Agreement  of  Termination   of  Management   Agreement
     Incorporating New Consulting Agreement dated May 1, 2003. All other compensation for 2003 represents ordinary income recognized by Mr. Forbes on the sale of stock to the Company at the market price at the time of the transaction.

(d) Amounts for 2003, 2002 and 2001, respectively, include reimbursement for estimated income taxes, associated with perquisites, of $3,465, $2,886, and $482 for Mr. Haitzmann; $3,465, $2,886, and $0 for Mr. Hoetzinger; $0, $10,400, and $7,800 for Mr. Forbes.

(e) Consists solely of Company's matching contributions to the 401(k) Savings and Retirement Plan, except for Mr. Forbes in 2004, which is described in
     (c).

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     There were no grants of stock options during 2003 to purchase shares of common stock of the Company to any of the Company's executive officers.

     On March 4, 2004, 1,283,710 options were granted by the independent members of the Company's Incentive Plan Committee to the Company's executive officers with an exercise price of $2.93. On January 18, 2004 each outside director was granted an option to purchase 20,000 common shares of the Company's stock at a price of $3.26.

AGGREGATED  OPTIONS  EXERCISED  IN LAST FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

     The following table sets forth the aggregate options held by certain executive officers of the Company and options that were exercised by the specified officers in 2003.

     In the second quarter of 2003, James Forbes, a director of the Company at the time, in accordance with the Company's Employee's Equity Incentive Plan ("EEIP"), exercised all 618,000 of his outstanding options, carrying an average strike price of $1.306. The shares were issued out of treasury stock and payment for the options was made by transferring 357,080 shares of common stock that the director had owned since 1994 to the Company at a per share price of $2.26 established at the close of market on April 16, 2003.



------------------- --------------- ------------------ -------------------------------- ---------------------------------
                        SHARES                              NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                     ACQUIRED ON     VALUE REALIZED    UNDERLYING OPTIONS AT DECEMBER       IN-THE-MONEY OPTIONS AT
       NAME            EXERCISE                             31, 2003 EXERCISABLE/        DECEMBER 31, 2003 EXERCISABLE/
                                                                UNEXERCISABLE                    UNEXERCISABLE
=================== =============== ================== ================================ =================================

Erwin Haitzmann,          -                 -                1,300,000 / -0- (a)              $2,641,500 / -0- (c)
Chairman of the
Board and Chief
Executive Officer
------------------- --------------- ------------------ -------------------------------- ---------------------------------

Peter Hoetzinger,         -                 -                 793,000 / -0- (b)               $1,638,690 / -0- (c)
Vice Chairman of
the Board and
President

------------------- --------------- ------------------ -------------------------------- ---------------------------------

Larry Hannappel,          -                 -                   37,500 / -0-                   $72,375 / -0- (c)
Chief Accounting
Officer,
Secretary &
Treasurer

------------------- --------------- ------------------ -------------------------------- ---------------------------------

James Forbes           618,000        $589,680 (d)                -0-/ -0-                          -0-/ -0-
------------------- --------------- ------------------ -------------------------------- ---------------------------------

(a) Includes 1,300,000 options held by The Haitzmann Family Foundation. (See Certain Relationships and Related Transactions)

(b) Includes 793,000 options held by The Hoetzinger Family Foundation. (See Certain Relationships and Related Transactions)

(c) Based on the closing bid price ($3.33) of the Company's common stock on the NASDAQ Stock Market on December 31, 2003.

(d) Based on the closing bid price ($2.26) of the Company's stock on the NASDAQ Stock Market on April 16, 2003, the date that options were exercised.

DIRECTOR COMPENSATION

     Directors who are full-time employees receive no compensation for their services as directors. With the exception of Messrs. Eichberg and Schellmann and Dr. Corbaci, all of the Company's directors are employees.

     Messrs. Eichberg and Schellmann and Dr. Corbaci, the outside directors of the Company, are being compensated for their services as follows:

     (a) Stock Option Grants - In 1998, upon joining the Board of Directors, both Eichberg and Schellmann received options to purchase 10,000 shares of the Company's common stock. The options had a five-year term. In 1999, Both Messrs. Eichberg and Schellmann received options to purchase an additional 10,000 shares of the Company's stock, which had a four-year term and were exercisable at $.75 per share. In February 2000, both Messrs. Eichberg and Schellmann received options to purchase an additional 20,000 shares of the Company's stock; these options have a five-year term and are exercisable at $1.00 per share. Upon joining the Board of Directors in April, 2000, Dr. Corbaci received options to purchase 20,000 shares of the Company's stock, which had a five-year term and were exercisable at $1.75 per share. In February 2002, both Messrs. Eichberg and Schellmann and Dr. Corbaci received options to purchase 10,000 shares of the Company's stock, which have a five-year term and are exercisable at $2.12 per share. In January 2004, Messrs. Eichberg and Schellmann and Dr. Corbaci each were granted an option to purchase 20,000 shares of the Company's stock, which have a four-year term and are exercisable at a price of $3.26.

     Stock Option Exercises - In December 2002, Mr. Eichberg exercised his options for 10,000 shares of the Company's stock at $0.938 per share and in January 2003, Mr. Eichberg exercised his options for 10,000 shares at $0.75 per share. In December 2002, Mr. Schellmann exercised his options for 10,000 shares of the Company's stock at $0.938 per share and 10,000 shares at $0.75 per share. In December 2003, Dr. Corbaci exercised her option for 20,000 shares at $1.75 per share.

     (b) Compensation, Reimbursement - The outside directors receive $1,000 per Board or committee meeting attended and the Company will pay for reasonable expenses incurred in conjunction with those meetings. In addition, the outside directors receive $1,000 per gaming application filed with gaming regulators to compensate them for their time spent in connection with the application.

EXECUTIVE EMPLOYMENT AGREEMENTS

     On October 12, 2001, the Company entered into separate Employment Agreements with Mr. Haitzmann and Mr. Hoetzinger. The agreements were amended February 18, 2003 to extend the dates of employment to December 31, 2008 and to specify the duties of Messrs. Haitzmann and Hoetzinger. The agreements are automatically renewable for successive periods of five years each, unless sooner terminated by either the Company or the employee. The agreements call for an annual salary of $24,000 with annual increases and bonuses (see Certain Relationships and Related Transactions for further description of compensation) plus other incentives as determined by the Compensation Committee of the Board of Directors. The Compensation Committee is required to review the salaries on an annual basis. The agreements provide for termination payments to be made for a period of six (6) months if the agreement is terminated by the Company without cause, or for payment of three times the employee's annual salary and average bonus and complete vesting (including employee's trusts and foundations) in unvested stock and stock options if the termination occurs (a) after Change of Control of the Company, or (b) by the employee for cause. If the termination occurs after a Change of Control, or by the employee for cause, the employee shall have the option to either (a) receive an immediate payment of the value of 100% of his stock and the higher of (i) the value according to the Black-Scholes model or (ii) the in-the-money value of his stock options/warrants, or (b) receive an immediate cash bonus from the Company enabling employee (including employee's trusts and foundations), after full payment of all of employee's
(including employee's trusts and foundations) taxes on such cash bonus, to exercise 100% of his stock options/warrants, and to continue to hold his stock, with the right to "put" or sell the stock back to the Company for cash at market value. This put right shall be in force and effect and valid and exercisable at any time and as how many times as employee wishes, in whole or in part, within three (3) years after Change of Control of the Company or termination by employee for cause, at employee's (including employee's trusts and foundations) sole election.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge (based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2003), all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

STOCK PRICE PERFORMANCE



[STOCK PRICE PERFORMANCE GRAPH APPEARS HERE]

                  Plot Points for Stock Price Performance Graph
                                Percentage Change
                      -----------------------------------------
                       CNTY           NASDAQ         S&P 500
                      -----------------------------------------

12/31/1998             0.0              0.0             0.0
06/30/1999            32.1             22.5            11.7
12/31/1999            28.2             85.6            19.5
06/30/2000           116.7             80.9            18.3
12/29/2000           116.7             12.7             7.4
06/29/2001           176.9             (1.5)           (0.4)
12/31/2001           187.2            (11.0)           (6.6)
06/28/2002           284.6            (33.3)          (19.5)
12/31/2002           175.6            (39.1)          (28.4)
06/30/2003           194.9            (26.0)          (20.7)
12/31/2003           326.9             (8.6)           (9.5)

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     At December 31, 2003, the Company had an unsecured note payable that matures on April 1, 2004, in the principal amount of $380,000 to Thomas Graf, a founding stockholder of the Company. The unsecured note bears interest at 6%, payable quarterly. The entire outstanding principal was paid on April 1, 2004.

     On March 1, 2001, as amended on October 11, 2001 and October 12, 2002, the Company entered into separate management agreements with Flyfish Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Haitzmann, and with Focus Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Hoetzinger, to provide executive casino management services to the Company through December 31, 2005, and for five (5) year renewable periods thereafter, unless sooner terminated by them or by the Company. The management agreements provide for an annual base management fee of $144,000 and $120,000 for Mr. Haitzmann and Mr. Hoetzinger, respectively, plus such annual increases and bonuses, and such other incentives, benefits and compensation as may be awarded to them, respectively, by the Compensation Committee of the Board of Directors of the Company. Payments to each of these management companies are included in the Summary Compensation Table. Each of the management fees will be reviewed annually by the Compensation Committee. The management agreements further provide for termination payments to be made for a period of six (6) months if the management agreement is terminated by the Company without cause, or for a payment of three times the management company's annual fee and average bonus if the termination occurs (a) after a Change of Control of the Company, or (b) by the management company, for cause. Subsequent to December 31, 2003, the management agreement between the Company and Flyfish Casino Consulting AG, was amended and the annual base management fee for Mr. Haitzmann was changed from $144,000 to $120,000 per annum.

     Both Mr. Haitzmann and Mr. Hoetzinger are Austrian citizens, and have established Austrian trusts (The Haitzmann Family Foundation and The Hoetzinger Family Foundation, respectively) to hold, on behalf of their respective families, a certain portion of their interests in the Company. (See Security Ownership of Certain Beneficial Owners and Management)

     Effective May 1, 2003, James Forbes, resigned as a member of the Company's Board of Directors, but will continue as a member of the Board of Directors of Century Casinos Caledon Proprietary Limited, and will focus his attention on the project in Johannesburg, in the Gauteng province of South Africa, pursuant to the terms of a consulting agreement between Century Casinos, Inc. and Respond Limited, a management company controlled by James Forbes. Under the terms of the Agreement of Termination of Management Agreement Incorporating New Consulting Agreement dated May 1, 2003, the Company's obligation to make monthly payments of $10,000 to Respond Limited ceased on December 31, 2003.

     Erwin Haitzmann and Peter Hoetzinger maintain a minority interest in Century Casinos Africa (CCA), a 96.5%-owned subsidiary of the Company. As of December 31, 2003, each own 1,087 shares of CCA, approximately 1.8% of the outstanding shares of common stock, or approximately 3.5% combined, either directly or through their family trusts. Mr. Haitzmann and Mr. Hoetzinger acquired these shares in 1998 pursuant to an employee share incentive plan of CCA. The Company formed two subsidiaries in Mauritius to own or manage its foreign operations. CCI will own 96.5% of Century Resorts Limited ("CRL") and CRL will own 100% of CCA. Erwin Haitzmann and Peter Hoetzinger will give up their 3.5% ownership in CCA in exchange for a 3.5% ownership in CRL. A second Mauritian company, Century Resorts International ("CRI"), was formed as a wholly-owned subsidiary of the Company to own or manage international operations not controlled by CCA.

     There have been no material transactions with management, except as otherwise disclosed herein, since January 1, 2003.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

     This committee report is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

     The Compensation Committee has responsibility to: (i) approve, for the full Board of Directors ratification, salary, bonus, and other benefits, direct and indirect, of the Company's management and members of the Board of Directors who are also involved in management of the Company, and such other officers of the Company as are designated from time to time by the Board of Directors; (ii) review and submit recommendations concerning new executive compensation; (iii) establish and review corporate policies concerning management perquisites; (iv) assess the Company's executive development plan, if any; and (v) recommend director compensation.

     Total executive officer compensation is comprised of salary, bonus, grants of options to purchase the Company's common stock, etc. The Committee considers the value of each executive officer's contribution to the performance of the Company (including the Chief Executive Officer) in determining salary and bonus levels, and also considers grants of options made by the Company's Incentive Plan Committee.

     The Compensation Committee has structured the compensation of the Chief Executive Officer and the President in order to link it to their individual performance. The Committee also considered the compensation packages available to chief executives of comparable companies and the need to attract and retain chief executives of Mr. Haitzmann and Mr. Hoetzinger's caliber. Mr. Haitzmann and Mr. Hoetzinger's compensation is reviewed annually.

Compensation Committee:

Dinah Corbaci
Erwin Haitzmann
Peter Hoetzinger

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board is divided into three classes of directors as nearly equal in number as possible. Presently, the Board consists of five directors comprising the following: (i) two Class I directors, Mr. Eichberg and Dr. Dinah Corbaci, who are standing for re-election at the 2004 Annual Meeting; (ii) one Class II director, Mr. Hoetzinger, whose term will expire at the 2005 Annual Meeting; and
(iii) two Class III directors, Messrs. Haitzmann and Schellmann, whose terms will expire at the 2006 Annual Meeting. Each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Stockholders after such director's election. Accordingly, under most circumstances, directors of one Class only are elected at each year's Annual Meeting of Stockholders. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

     At the 2004 Annual Meeting, two Class I directors will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominees for Class I directors, Robert S. Eichberg and Dinah Corbaci. Proxies cannot be voted for a greater number of directors than the number nominated.

     Robert S. Eichberg, a nominee for a Class I director, is presently a member of the Board of Directors, having served continuously as a director since January 1997. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

     Dinah Corbaci, a nominee for a Class I director, is presently a member of the Board of Directors, having served continuously as a director since April 2000. She has indicated a willingness to serve; however, in the event she should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

     The information concerning Mr. Eichberg and Dr. Corbaci, the nominees for the Class I directors, is set forth above under "Information Concerning Directors and Executive Officers."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.
                                         ---

INDEPENDENT ACCOUNTANTS

     Grant Thornton LLP ("Grant Thornton") was the Company's independent public accounting firm for the fiscal year ending December 31, 2003. The Audit Committee and the Board of Directors have selected Grant Thornton to be the Company's independent accountants for the fiscal year ending December 31, 2004. A representative of Grant Thornton is expected to be present at the Annual Meeting via telephone and/or web cast to respond to appropriate questions.

     PricewaterhouseCoopers Inc. were the independent auditors for the Company's subsidiary Century Casinos Africa (Proprietary) Limited for the fiscal year ending December 31, 2003. The Audit Committee and the Board of Directors have approved PricewaterhouseCoopers Inc. to be the Company's independent auditors for Century Casinos Africa (Proprietary) Limited for the fiscal year 2004. A representative of PricewaterhouseCoopers Inc. is expected to be present at the Annual Meeting via telephone and/or web cast to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

     In accordance with its written charter, attached hereto, adopted by the Board of Directors, the Audit Committee exercises oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee annually selects the Company's independent accountants and auditors.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2003, with the Company's management. The Committee discussed with Grant Thornton LLP, the
Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), which included a discussion of the quality and adequacy of the Company's internal controls.

     The Committee has received the written disclosures and the letter from Grant Thornton LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Grant Thornton LLP its independence.

     Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, which was filed with the Securities and Exchange Commission on March 9, 2004.

     The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (three independent directors) satisfies the applicable rules and pronouncements of the National Association of Securities Dealers, Inc. ("NASD") and the Securities and Exchange Commission, that govern audit committee selection, experience, and composition, including the requirement that audit committee members all be "independent directors" as that terms is defined by such rules.

Audit Committee:

Robert S. Eichberg, Chairman
Gottfried Schellmann
Dinah Corbaci

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table sets forth the aggregate fees billed to the Company for the years ended December 31, 2003 and 2002, by Grant Thornton LLP:

      Fee Category                          Year Ended December 31,
                                          2003                   2002
      Audit Fees 1                             $109,946               $76,265
      Audit Related Fees 2                        7,702                 5,098
      Tax Fees 3                                 21,230                17,365
      All Other Fees 4                                -                     -
                                 ----------------------- ---------------------
      Total                                    $138,878               $98,728
                                 ======================= =====================

     The following table sets forth the aggregate fees billed to the Company for the years ended December 31, 2003 and 2002, by PricewaterhouseCoopers, Inc.:

      Fee Category                          Year Ended December 31,
                                          2003                   2002
      Audit Fees 1                              $39,624               $22,863
      Audit Related Fees 2                       11,104                14,409
      Tax Fees 3                                 22,154                 3,842
      All Other Fees 4                            1,783                     -
                                 ----------------------- ---------------------
      Total                                     $74,665               $41,114
                                 ======================= =====================


1 Audit Fees consist of fees incurred for professional services rendered for the audit of the Company's consolidated financial statements and for reviews of the interim consolidated financial statements included in quarterly reports on Form 10-Q and consents for filings with the Securities and Exchange Commission.

2 Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of Company's financial statements. This category includes fees relating to benefit plans audits.

3 Tax Fees consist of aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.

4 All Other Fees include non-recurring fees for other services, such as accounting research.

     The amounts shown above include out-of-pocket expenses incurred by Grant Thornton LLP. Audit fees of $67,887 had been billed through December 31, 2003, and the remaining $70,991 was billed subsequent to December 31, 2003.

     The Audit Committee of the Board of Directors concluded Grant Thornton's provision of the services generating all other fees is compatible with maintaining Grant Thornton's independence.

     The amounts shown above include out-of-pocket expenses incurred by PricewaterhouseCoopers Inc. Audit fees of $25,754 had been billed through December 31, 2003, and the remaining $48,911 was billed subsequent to December 31, 2003.

     The   Audit    Committee    of   the   Board   of    Directors    concluded
PricewaterhouseCooper's provision of the services generating all other fees is compatible with maintaining PricewaterhouseCooper's independence.

     The Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by its independent auditors (subject to the de minimis exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent auditors and the Company's management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

   PROXY                                                               PROXY

                              CENTURY CASINOS, Inc.
                This Proxy is Solicited by the Board of Directors

The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Monday, May 17, 2004, at the Marriott Hotel, Prague 1, Czech Republic and hereby appoints Erwin Haitzmann or Peter Hoetzinger, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

          (1)  To elect two Class I directors to the Board of Directors:

                   ROBERT S. EICHBERG           [ ] FOR         [ ] WITHHOLD
                   DINAH CORBACI                [ ] FOR         [ ] WITHHOLD

          (2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                [ ] YES         [ ] NO


                (Continued and to be signed on reverse side)

                           (Continued from other side)

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the nominees in Proposal 1.

                                 Dated this______ day of _________________, 2004

                                     Signature__________________________________

                                     Signature__________________________________

                       Please sign your name exactly as it appears on your stock
                     certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                                               [ ] I plan to attend the meeting.